UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

I.  (*) April 5, 2005, by majority consent of the Board of Directors and the Compensation and Stock Option Committee, and the unanimous consent of the Executive Management Committee, the Registrant approved the following issuances of its Restricted Common stock, par value $0.001 per share, to the following persons. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

Share

Type of

Fair Market Value

Name

Date

Amount

Consideration

of Consideration

Rusbek Bisultanov (1) (**)

4/05/05

1,000,000

Additional Consideration

$   20,000

C/O 6777 Camp Bowie Blvd.

In behalf of Agreement with

Suite 332

DAC and Confirmation

Fort Worth, TX 76116

Agreement

David A. Christian Sr. (2) (**)

 4/05/05

1,000,000

Additional Consideration

$   20,000

47 Canal Run West

In behalf of Agreement with

Washington Crossing, PA

DAC and Confirmation

Agreement

David A. Christian Jr. (3) (**)

4/05/05

1,000,000

Additional Consideration

$   20,000

47 Canal Run West

In behalf of Agreement with

Washington Crossing, PA

DAC and Confirmation

Agreement

William V. Harlow Jr.(4)

4/05/05

570,435

Exchange for Settlement

$  11,408.70

119 W. 15th Street

and Full and Final Payment

Amarillo, TX  79701

of Note Due

Texas Vanguard (5)

      4/05/05

35,821

Stock as additional

$       716.42

Oil Company

consideration in behalf

9811 Anderson Mill

of tentative settlement

Austin, Texas 78750

reached

Karl J. Reiter (5)

4/05/05

41,791

Stock as additional

$       839.42

508 W. Wall, Suite 775

consideration in behalf

Midland, Texas 79101

of tentative settlement

reached

Black

      4/05/05

71,642

Stock as additional

$    1,432.84

Partnership (5)

consideration in behalf

P. O. Box 50820

of tentative settlement

Midland, Texas 79710

reached

TMP Companies, Inc. (5)

4/05/05

17,910

Stock as additional

$      358.20

P. O. Box 3872

consideration in behalf

Midland, Texas 79702

of tentative settlement

reached

Hillburn Living Trust (5)

 4/05/05

71,642

Stock as additional

$  1,432.84

401 W. Texas, Suite 407

consideration in behalf

Midland, Texas 79701

of tentative settlement

reached

Tejon Exploration (5)

4/05/05

143,284

Stock as additional

 $  2,865.68

Company

consideration in behalf

400 Pine, Suite 900

of tentative settlement

Abilene, Texas 79601

reached

(*) $79,408.70 of the financing proceeds in the immediately preceding table were used primarily for additional consideration in behalf of Agreement with DAC and Confirmation Agreement, for full and final payment of a note due, and for stock as additional consideration in behalf of tentative settlement reached with Baseline Capital, Inc.

(1)

Rusbek Bisultanov provides other business consulting and advisory services, and is not an affiliate, director, or officer of the Registrant.

(2)

David A. Christian, Sr. provides other business consulting and advisory services, and is not an affiliate, director, or officer of the Registrant.

(3)

David A. Christian, Jr. provides other business consulting and advisory services, and is not an affiliate, director, or officer of the Registrant.

(4)

William V. Harlow Jr. is not an affiliate, director or officer of the Company.

(5)

The persons listed in the preceding table are not affiliates, directors, or officers of the Company.

(**) Issuances are approved, subject to such persons agreeing in writing as provided in the Agreement to comply with applicable securities laws and regulations and make required disclosures, and upon each of such persons executing a signature page to the Company’s Voting Agreement in the form of an Adoption Agreement listed on Exhibit 99.1 attached to this Report, agreeing that shares issued to such person shall be bound by the Voting Agreement and delivering such executed agreements to the Company.

II. (*) April 5, 2005, by majority consent of the Board of Directors and the Compensation and Stock Option Committee, and the unanimous consent of the Executive Management Committee, the Registrant approved the following issuances of its Sub-Series C1 Preferred Stock, par value $0.001 per share, to the following persons. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. For description of Rights and Preferences see Exhibit 99.2 attached hereto. The shares will be covered under the Voting Agreement attached for reference hereto as Exhibit 99.3.

Value of

Share

Type of

Fair Market Value

Underlying

Name

Date

Amount

Consideration

of Consideration

 Common Stock ($)

John R. Taylor (1)

4/05/05

150,000

Preferred Stock

$1500

$30,000

6777 Camp Bowie Blvd.

in exchange for

Suite 332

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

William E. Merritt (2)

4/05/05

150,000

Preferred Stock

$1500

$30,000

6777 Camp Bowie Blvd.

in exchange for

Suite 332

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

George B. Faulder (3)

 4/05/05

150,000

Preferred Stock

$1500

$30,000

6777 Camp Bowie Blvd.

in exchange for

Suite 332

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

Dennis Alexander (4

4/05/05

150,000

Preferred Stock

$1500

$30,000

6564 Smoke Tree Ln

in exchange for

Scottsdale, AZ 85254

Rights in connection

with the Company’s

acquisition of FPI

Gregg Fryett (5)

4/05/05

150,000

Preferred Stock

$1500

$30,000

50 Reddenhill Road

in exchange for

Torquay

Rights in connection

Devon TQ1 3RR

with the Company’s

United Kingdom

acquisition of FPI

Stuart Siller (6)

4/05/05

150,000

Preferred Stock

$1500

$30,000

3408 Fulton Ave.

in exchange for

Oceanside, New York

Rights in connection

11572

with the Company’s

acquisition of FPI

(*) $9,000 of the financing proceeds in the immediately preceding table were used primarily for additional consideration in exchange for a partial amount of the Rights established for services in connection with the Company’s acquisition of FPI. Each named person’s established rights therein remaining is agreed to be reduced by $150,000 and such amount of rights shall be cancelled accordingly.

(1)

John R. Taylor is President and a Director of the Company and FPI.

(2)

William E. Merritt is Executive Vice President and a Director of the Company and FPI.

(3)

George B. Faulder is a Vice President and Director of the Company and FPI.

(4)

Dennis Alexander is Chairman and CFO and a Director of the Company and FPI.

(5)

Gregg Fryett is Chief Executive Officer and a Director of the Company and FPI.

(6)

Stuart Siller introduced Firecreek Petroleum, Inc., provides other business and advisory services, and is not an affiliate, director, or officer of the Company.

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

On April 5, 2005, the Registrant’s Board of Directors authorized a sub-series “C-1” of Series C Preferred. Please see Exhibit 99.2 for information regarding rights, preferences, and designations.

.

Regarding the Baseline Capital, Inc. matter, the Registrant has reached a tentative settlement Agreement, the material terms of which are listed in Exhibit 99.4 attached to this Report. For other historical information please refer to Registrant’s Report on Form 10-QSB, for the quarter ended September 30, 2004, PART I. (Financial Information), Item 1, Footnote item 6. therein, and PART II (Other Information) Item 1., filed November 18, 2004 and incorporated herein by reference. See also information filed February 14, 2005 on Form 8-K under ITEM 8.01 Other Events.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1

Adoption Agreement to a Voting Agreement of EGPI Firecreek, Inc., formerly Energy Producers, Inc. with David A. Christian, Sr., David A. Christian, Jr., and Rusbek Bisultanov

99.2

Description of authorized Sub-series “C-1” of Series C Preferred Stock

99.3

Final Voting Agreement of EGPI Firecreek, Inc.

99.4

Tentative terms of settlement with Baseline Capital, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  April 7, 2005

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